UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: April 30, 2020

Date of reporting period:  April 30, 2020

Item 1. Report to Stockholders.

Oakhurst Strategic Defined Risk Fund

Institutional Class    OASDX

ANNUAL REPORT
April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.oakhurstfunds.com, when the website becomes operational), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-625-4778 or by enrolling at www.oakhurstfunds.com- when the website becomes operational.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-625-4778 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.

OAKHURST STRATEGIC DEFINED RISK FUND

June 3, 2020

Dear Shareholders:

From October 31, 2019 through April 30, 2020, the Oakhurst Strategic Defined Risk Fund (the “Fund” or “OASDX”) had a total return of -2.14%. The S&P 500 (Price) had a return of -4.12%. This is the first complete period using the Fund’s new strategy that emulates structured notes. The Fund has behaved precisely as expected throughout the COVID-19 crisis. For the full year between April 30, 2019 and April 30, 2020, the Fund posted a -2.24% return vs. -1.13% for the S&P 500 (Price).

The Fund’s Objective: Capital appreciation while attempting to limit short term risk

Analysis

Fund Allocation (As of 4/30/2020):

Given the current state of affairs in the global economy, we will focus our analysis on the period of January 31, 2020 through March 31, 2020. We consider this the most extreme period of market turmoil that investors have experienced since the 2007/2008 financial crisis. During this short period the S&P 500 (Price) was down 19.87% while the Fund was down 9.09%. This places the Fund’s capture ratio of 45% precisely in line with its stated objective.

In April, the market came back nicely. Given our defensive position going into the crisis, our capture ratio during the month of April was about 43%. Towards the end of April, we decided to go on the offensive. To do so, we began implementing a new trade designed to take advantage of a rising market environment. Our goal is that this longer-term trade will continue to provide the Fund with a certain level of protection albeit a smaller one, while hoping to offer 120% to 150% of the markets return over the period in question.

Oakhurst Advisors, LLC  |  1875 Century Park East, Suite 960, Los Angeles, CA 90067

Securities offered through Investment Security Corporation, Member FINRA/SIPC. Oakhurst Advisors, LLC and Investment Security Corporation are separate, unaffiliated entities.

OAKHURST STRATEGIC DEFINED RISK FUND

Going Forward

We were prepared. The Fund’s positioning and basket of trades were defensive well ahead of the collapse in anticipation of some sort of market dislocation. To be clear, we were not expecting a pandemic or event of this magnitude, but we were expecting a slowdown. The past six months have proven one very important thing to us. We know how to play defense. Going forward it is time to play offense.

To do so, we have developed some more aggressive versions of our options trades designed to take advantage of rising markets, as well as help us deal with a zero-rate environment. As mentioned above these trades are designed with the goal to capture 120% -150% of the market’s upside, provide some downside protection, and ensure that clients don’t lose at a faster pace than the market when losses do occur. It is our view that these trades are ideal for the post crisis environment and expect that investors could benefit from them greatly.

Thank you,

Jeff Garden, CFA®
Portfolio Manager, Oakhurst Advisors, LLC

Oakhurst Advisors, LLC  |  1875 Century Park East, Suite 960, Los Angeles, CA 90067

Securities offered through Investment Security Corporation, Member FINRA/SIPC. Oakhurst Advisors, LLC and Investment Security Corporation are separate, unaffiliated entities.

OAKHURST STRATEGIC DEFINED RISK FUND

Past performance is not a guarantee of future results. References to other mutual funds should not be considered an offer of those securities.

Definitions

S&P 500 (Price):
The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities. There is over USD 9.9 trillion indexed or benchmarked to the index, with indexed assets comprising approximately USD 3.4 trillion of this total. The index includes 500 leading companies and covers approximately 80% of available market capitalization.

Capture Ratio:
Upside/downside capture ratio show you whether a given fund has outperformed–gained more or lost less than–a broad market benchmark during periods of market strength and weakness, and if so, by how much. (Morningstar.com)

The outlook, views, and opinions presented are those of the Adviser as of May 26, 2020. These are not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Must be preceded or accompanied by a prospectus

Mutual fund investing involves risk. Principal loss is possible. The Fund’s investments in other investment companies, including ETFs will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund’s investment will fluctuate in response to the performance of such portfolio. These risks apply to the Fund, as well as the Underlying Funds, which may themselves invest in other investment companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower- rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending on the characteristics of the particular derivative, it could become illiquid. References to other mutual funds should not be considered an offer of those securities.

An index is unmanaged. Investors cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer the Schedule of Investments provided in this report.

The Oakhurst Strategic Defined Risk Fund is distributed by Quasar Distributors, LLC and Oakhurst Advisors, LLC is the investment advisor.

Oakhurst Advisors, LLC  |  1875 Century Park East, Suite 960, Los Angeles, CA 90067

Securities offered through Investment Security Corporation, Member FINRA/SIPC. Oakhurst Advisors, LLC and Investment Security Corporation are separate, unaffiliated entities.

OAKHURST STRATEGIC DEFINED RISK FUND

Value of $25,000 Investment (Unaudited)

The chart assumes an initial investment of $25,000. Performance reflects waivers of fees and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of April 30, 2020

	One Year	Since Inception(1)
Oakhurst Strategic Defined Risk Fund – Institutional Class	-2.24%	0.93%
S&P 500 Index(2)	-1.13%	6.73%

(1)	May 10, 2017.
(2)
The Standard & Poor’s 500 Index (“S&P”) is a capitalization-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. Investors cannot invest directly in an index or benchmark.

OAKHURST STRATEGIC DEFINED RISK FUND

Expense Example (Unaudited)
April 30, 2020

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent six-month period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemptions fees or exchange fees. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only, and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

	Annualized Net	Beginning	Ending	Expenses Paid
	Expense Ratio	Account Value	Account Value	During Period(1)
	(4/30/2020)	(11/1/2019)	(4/30/2020)	(11/1/2019 to 4/30/2020)
Oakhurst Strategic Defined Risk Fund
Actual(2)(3)	1.60%	$1,000.00	$ 978.60	$7.87
Hypothetical
(5% annual return before expenses)(3)	1.60%	$1,000.00	$1,016.91	$8.02

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 182/366 to reflect its six-month period.
(2)	Based on the actual returns for the six-month period ended April 30, 2020 of -2.14%.
(3)	Excluding broker interest expense, your actual cost of investing and your hypothetical cost of investing would have been $7.87 and $8.02, respectively.

OAKHURST STRATEGIC DEFINED RISK FUND

Allocation of Portfolio(1) (% of Investments) (Unaudited)
April 30, 2020

(1)
Data expressed as a percentage of investments as of April 30, 2020. Data expressed excludes written option contracts and other liabilities in excess of assets. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings.

OAKHURST STRATEGIC DEFINED RISK FUND

Schedule of Investments
April 30, 2020

		Shares	Value
EXCHANGE TRADED FUNDS – 28.60%
Invesco BulletShares 2022 Corporate Bond ETF		330,408	$7,116,988
SPDR S&P 500 ETF Trust (a)		5,900	1,713,832
Total Exchange Traded Funds
(Cost $8,932,591)			8,830,820

		Notional
PURCHASED OPTIONS – 7.46% (a)(b)	Contracts (c)	Amount

Purchased Call Options – 5.99%
SPDR S&P 500 ETF Trust
Expiration: June 2020, Exercise Price: $286.00	18	$522,864	28,683
Expiration: September 2020, Exercise Price: $290.00	40	1,161,920	80,400
Expiration: January 2021, Exercise Price: $297.00	67	1,946,216	148,907
Expiration: March 2021, Exercise Price: $289.00	40	1,161,920	115,100
Expiration: March 2021, Exercise Price: $295.00	68	1,975,264	171,938
Expiration: March 2021, Exercise Price: $314.00	50	1,452,400	77,475
Expiration: December 2021, Exercise Price: $295.00	68	1,975,264	209,780
Expiration: December 2021, Exercise Price: $303.00	33	958,584	87,929
Expiration: January 2022, Exercise Price: $315.00	40	1,161,920	85,860
Expiration: December 2022, Exercise Price: $280.00	90	2,614,320	394,515
Expiration: December 2022, Exercise Price: $325.00	60	1,742,880	132,450
Expiration: December 2022, Exercise Price: $330.00	91	2,643,368	183,911
Expiration: December 2022, Exercise Price: $335.00	73	2,120,504	133,298
			1,850,246
Purchased Put Options – 1.47%
SPDR S&P 500 ETF Trust
Expiration: September 2020, Exercise Price: $225.00	20	580,960	11,960
Expiration: December 2020, Exercise Price: $296.00	39	1,132,872	118,111
Expiration: January 2021, Exercise Price: $298.00	20	580,960	64,480
Expiration: December 2022, Exercise Price: $265.00	75	2,178,600	258,413
			452,964
Total Purchased Options
(Cost $2,613,732)			2,303,210

U.S. GOVERNMENT NOTES/BONDS – 51.27%		Principal Amount
United States Treasury Notes/Bonds
1.38%, 9/15/2020		$2,160,000	2,170,378
1.13%, 2/28/2021		1,156,000	1,165,302
2.38%, 3/15/2021 (d)		4,732,000	4,824,052
2.63%, 12/15/2021 (d)		5,434,000	5,648,282
1.63%, 12/15/2022		1,950,000	2,021,107
Total U.S. Government Notes/Bonds
(Cost $15,550,511)			15,829,121

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Schedule of Investments – Continued
April 30, 2020

	Shares	Value
SHORT-TERM INVESTMENTS – 16.66%

Money Market Fund – 8.55% (d)(e)
Fidelity Institutional Money Market
Government Portfolio, Class I, 0.16%	2,639,538	$2,639,538

U.S. Treasury Bills – 8.11% (f)	Principal Amount
United States Treasury Bills
1.65%, 8/13/2020	$515,000	514,849
1.47%, 12/31/2020	1,990,000	1,988,230
		2,503,079
Total Short-Term Investments
(Cost $5,122,620)		5,142,617

Total Investments
(Cost $32,219,454) – 103.99%		32,105,768
Other Liabilities in Excess of Assets – (3.99)%		(1,230,434)
Net Assets – 100.00%		$30,875,334

ETF – Exchange Traded Fund
(a)	Held in connection with a written option contract. See the Schedule of Written Options for further information.
(b)	Non-income producing security.
(c)	100 shares per contract.
(d)	All or a portion of this security has been committed as collateral for open written option contracts. The total value of assets committed as collateral as of April 30, 2020 is $6,157,040.
(e)	The rate quoted is the annualized seven-day effective yield as of April 30, 2020.
(f)	The rate shown is yield to maturity.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Schedule of Written Options
April 30, 2020

		Notional
	Contracts (a)	Amount	Value
WRITTEN OPTIONS

Written Call Options
SPDR S&P 500 ETF Trust
Expiration: June 2020, Exercise Price: $305.00	(18)	$(522,864)	$(9,891)
Expiration: September 2020, Exercise Price: $320.00	(40)	(1,161,920)	(22,760)
Expiration: December 2020, Exercise Price: $338.00	(39)	(1,132,872)	(17,121)
Expiration: January 2021, Exercise Price: $325.00	(67)	(1,946,216)	(60,635)
Expiration: January 2021, Exercise Price: $348.00	(20)	(580,960)	(6,020)
Expiration: March 2021, Exercise Price: $335.00	(68)	(1,975,264)	(50,626)
Expiration: March 2021, Exercise Price: $342.00	(50)	(1,452,400)	(27,675)
Expiration: March 2021, Exercise Price: $343.00	(40)	(1,161,920)	(21,180)
Expiration: December 2021, Exercise Price: $385.00	(33)	(958,584)	(9,141)
			(225,049)
Written Put Options
SPDR S&P 500 ETF Trust
Expiration: June 2020, Exercise Price: $240.00	(18)	(522,864)	(6,282)
Expiration: September 2020, Exercise Price: $235.00	(40)	(1,161,920)	(30,020)
Expiration: December 2020, Exercise Price: $225.00	(39)	(1,132,872)	(37,869)
Expiration: January 2021, Exercise Price: $220.00	(67)	(1,946,216)	(63,851)
Expiration: January 2021, Exercise Price: $248.00	(20)	(580,960)	(30,970)
Expiration: March 2021, Exercise Price: $220.00	(68)	(1,975,264)	(74,902)
Expiration: March 2021, Exercise Price: $245.00	(40)	(1,161,920)	(66,280)
Expiration: March 2021, Exercise Price: $255.00	(50)	(1,452,400)	(96,100)
Expiration: December 2021, Exercise Price: $250.00	(68)	(1,975,264)	(159,086)
Expiration: December 2021, Exercise Price: $255.00	(33)	(958,584)	(82,252)
Expiration: January 2022, Exercise Price: $275.00	(40)	(1,161,920)	(129,520)
Expiration: December 2022, Exercise Price: $230.00	(75)	(2,178,600)	(171,488)
Expiration: December 2022, Exercise Price: $255.00	(73)	(2,120,504)	(225,278)
Expiration: December 2022, Exercise Price: $260.00	(91)	(2,643,368)	(297,115)
Expiration: December 2022, Exercise Price: $270.00	(60)	(1,742,880)	(219,060)
Expiration: December 2022, Exercise Price: $280.00	(75)	(2,178,600)	(305,550)
			(1,995,623)
Total Written Options
(Premiums received $1,549,089)			$(2,220,672)

ETF – Exchange Traded Fund
(a)	100 shares per contract.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Statement of Assets and Liabilities
April 30, 2020

ASSETS:
Investments, at value (Cost $32,219,454)	$32,105,768
Restricted cash	45,905
Deposits at brokers for written option contracts	917,817
Interest receiveable	86,646
Prepaid expenses and other receivables	18,077
Total assets	33,174,213

LIABILITIES:
Written option contracts, at value (Premiums received $1,549,089)	2,220,672
Payable for audit fees	18,500
Payable to Adviser	18,490
Payable for administration and fund accounting fees	15,712
Payable for transfer agent fees	5,754
Payable for legal fees	4,264
Payable for trustees’ fees	2,988
Payable for shareholder servicing fees – Institutional Class	2,558
Payable for compliance fees	2,090
Broker interest payable	1,184
Payable for custodian fees	872
Accrued expenses and other liabilities	5,795
Total liabilities	2,298,879

NET ASSETS	$30,875,334

NET ASSETS CONSIST OF:
Paid-in capital	$31,995,157
Accumulated deficit	(1,119,823)
Total net assets	$30,875,334

Institutional
Class Shares
Net assets	$30,875,334
Shares issued and outstanding(1)	3,157,171
Net asset value and offering price per share	$9.78

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Statement of Operations
For the Year Ended April 30, 2020

INVESTMENT INCOME:
Interest income	$370,636
Dividend income	56,376
Total investment income	427,012

EXPENSES:
Investment advisory fees (See Note 3)	247,784
Administration and fund accounting fees (See Note 3)	87,986
Transfer agent fees (See Note 3)	35,284
Legal fees	28,184
Shareholder servicing fees – Institutional Class (See Note 5)	24,778
Federal and state registration fees	24,776
Audit fees	17,001
Broker interest expense	15,647
Compliance fees (See Note 3)	12,541
Trustees’ fees (See Note 3)	9,853
Reports to shareholders	5,684
Custodian fees (See Note 3)	5,426
Insurance fees	3,381
Other	6,754
Total expenses before reimbursement	525,079
Less: Expense reimbursement by Adviser (See Note 3)	(112,979)
Net expenses	412,100
NET INVESTMENT INCOME	14,912

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(465,859)
Written option contracts expired or closed	131,305
Net realized loss	(334,554)
Net change in unrealized appreciation (depreciation) on:
Investments	82,138
Written option contracts	(671,583)
Net change in unrealized depreciation	(589,445)
Net realized and change in unrealized loss on investments	(923,999)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(909,087)

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	April 30, 2020	April 30, 2019
OPERATIONS:
Net investment income (loss)	$14,912	$(130,778)
Net realized gain (loss) on investments
and written option contracts expired or closed	(334,554)	733,443
Net change in unrealized appreciation (depreciation)
on investments and written option contracts	(589,445)	(446,548)
Net increase (decrease) in net assets resulting from operations	(909,087)	156,117

DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class (See Note 4)	(732,410)	(335,492)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(1)	11,580,013	105,667

NET INCREASE (DECREASE) IN NET ASSETS	9,938,516	(73,708)

NET ASSETS:
Beginning of year	20,936,818	21,010,526
End of year	$30,875,334	$20,936,818

(1)	A summary of capital share transactions is as follows:

	For the Year Ended		For the Year Ended
	April 30, 2020		April 30, 2019
SHARE TRANSACTIONS:	Shares	Dollar Amount	Shares	Dollar Amount
Issued	1,096,467	$11,378,635	—	$—
Issued to holders in
reinvestment of dividends	71,735	732,410	35,167	335,492
Redeemed	(55,491)	(531,032)	(21,930)	(229,825)
Net increase in shares outstanding	1,112,711	$11,580,013	13,237	$105,667

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Financial Highlights

	For the		For the	For the Period
	Year Ended		Year Ended	Inception through
	April 30, 2020		April 30, 2019	April 30, 2018(1)
Institutional Class

PER SHARE DATA:(2)
Net asset value, beginning of period	$10.24		$10.34	$10.00

INVESTMENT OPERATIONS:
Net investment income (loss)(3)(4)	0.01		(0.06)	0.02
Net realized and unrealized
gains (losses) on investments	(0.23)		0.13	0.41
Total from investment operations	(0.22)		0.07	0.43
LESS DISTRIBUTIONS:
From net investment income	—		—	(0.06)
From net realized gains	(0.24)		(0.17)	(0.03)
Total distributions	(0.24)		(0.17)	(0.09)
Net asset value, end of period	$9.78		$10.24	$10.34

TOTAL RETURN(5)	-2.24%		0.77%	4.35%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$30,875		$20,937	$21,011
Ratio of gross expenses to average net assets:
Before expense reimbursement(6)(7)	2.12%		2.30%	2.26%
After expense reimbursement(6)(7)	1.66%		1.60%	1.59%
Ratio of broker interest expense to average net assets(6)	0.06%		—%	—%
Ratio of operating expenses to average net
assets excluding broker interest expense
(after expense reimbursement)(6)(7)	1.60%		1.60%	1.59%
Ratio of net investment income (loss)
to average net assets(7)	0.06%		(0.63)%	0.23%
Portfolio turnover rate(5)(8)	214	%(9)	3%	1%

(1)	Inception date of the Institutional Class is May 10, 2017.
(2)	For an Institutional Class share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)
These ratios exclude the impact of expenses of the underlying funds as represented in the Schedule of Investments.  Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(8)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments and short-term options).  The denominator includes the average fair value of long positions throughout the period.

(9)	The increase in portfolio turnover relates to a strategy change that was effective on May 20, 2019.

The accompanying notes are an integral part of these financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements
April 30, 2020

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Oakhurst Strategic Defined Risk Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The primary investment objective of the Fund is to seek capital appreciation while seeking to limit short-term risk. The Fund commenced operations on May 10, 2017. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

The Fund offers two share classes, Institutional Class and Advisor Class. Institutional Class shares have no front end sales load, no deferred sales charge, and no redemption fee. Advisor Class shares have a front end sales load of 5.75%, a deferred sales charge of 1.00%, and no redemption fee. Advisor Class shares are subject to a 0.25% distribution fee and a shareholder servicing fee of up to 0.10% of average daily net assets. As of April 30, 2020, Advisor Class shares are not available. Institutional Class shares are not subject to a distribution fee, and are subject to a shareholder servicing fee of up to 0.10% of average daily net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges except with respect to distribution fees and voting rights on matters affecting a single share class.

Effective May 20, 2019, the Fund changed its principal investment strategy. Under this new strategy, the Fund invests in a portfolio of equity securities of companies that are representative of the S&P 500 Index (the “Index”) or ETFs that are designed to replicate the performance of the Index or whose holdings are representative of the Index. The Fund will simultaneously use options on ETFs in which the Fund may invest and will invest in U.S. Treasury securities to enhance the Fund’s potential returns during up markets while seeking to limit losses during down markets. The performance of the Fund is not intended to match the performance of the Index.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2020

trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds) are typically valued at their reported net asset value (“NAV”) per share. To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quote bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask prices across the exchanges where the options are principally traded. If the composite mean price is not available, last sale or settlement price may be used. For non-exchange traded options, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Fixed income securities, including short-term debt instruments having a maturity less than 60 days, are valued at the evaluated mean price supplied by an approved independent third-party pricing service (“Pricing Service”). These securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2020

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of April 30, 2020:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Exchange Traded Funds	$8,830,820	$—	$—	$8,830,820
Purchased Options	—	2,303,210	—	2,303,210
U.S. Government Notes/Bonds	—	15,829,121	—	15,829,121
Short-Term Investments	2,639,538	2,503,079	—	5,142,617
Total	$11,470,358	$20,635,410	$—	$32,105,768

Liabilities
Written Options	$—	$(2,220,672)	$—	$(2,220,672)
Total	$—	$(2,220,672)	$—	$(2,220,672)

As of April 30, 2020, the Fund did not hold any Level 3 securities, nor were there any transfers into or out of Level 3.

B.  Transactions with Brokers – The Fund’s written options contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits by the Fund are presented as deposits at broker on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the assets or liabilities reflected on the Statement of Assets and Liabilities.

C.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund will write call or put options. Under normal circumstances, the Fund will write or purchase options on ETFs that are designed to replicate the performance of the Index or whose holdings are representative of the Index. The use of options may give rise to leverage. Leverage is investment exposure which exceeds the initial amount invested. Leverage can cause the Fund to lose more than the principal amount invested. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, a Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 M. for further derivative disclosures and Note 2 J. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such an option is eliminated. When a written call option is exercised, the premium originally

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2020

received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

D.  Purchased Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund will purchase call or put options. In connection with the Fund’s written option contracts, the Fund will simultaneously use options on ETFs. When the Fund purchases an option contract, an amount equal to the premiums paid is included in the Statement of Assets and Liabilities as Investments at value, and is subsequently priced daily to reflect the value of the purchased option contract. Refer to Note 2 A. for a pricing description. Refer to Note 2 M. for further derivative disclosures and Note 2 J. for further counterparty risk disclosure. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized appreciation or depreciation on the underlying securities that may be held by the Fund. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, the premium paid for the put option increases the cost of the underlying security and a gain or loss is realized from the sale of the underlying security.

E.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months to be cash equivalents. Cash equivalents are included in short-term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

F. Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

G.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

H.  Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Advisor Class shares (See Note 5). Shareholder servicing fees are expensed at an annual rate of up to 0.10% of average daily net assets of each class of shares (See Note 5). Trust Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

I.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2020

J.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. All of the Fund’s written and purchased options are held with one counterparty. Written and purchased option contracts sold on an exchange have minimal counterparty risk; the exchange’s clearinghouse guarantees the options against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

K.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

L.  Statement of Cash Flows – Pursuant to the Cash Flows topic of the Codification, the Fund qualifies for an exemption from the requirement to provide a statement of cash flows and have elected not to provide a statement of cash flows.

M.  Derivatives – The Fund may utilize derivative instruments such as options and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 8 for further derivative disclosure.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the year ended April 30, 2020, the Fund’s monthly average quantity and notional value are described below:

	Average	Average
	Quantity	Notional Value
Purchased Option Contracts	627	$18,737,697
Written Option Contracts	999	$29,881,736

Statement of Assets and Liabilities

Fair values of derivative instruments as of April 30, 2020:

	Statement of Assets and	Fair Value
	Liabilities Location	Assets	Liabilities
Purchased Option Contracts:	Investments,
Equity	at value	$2,303,210	$—
Written Option Contracts:	Written option contracts,
Equity	at value	—	2,220,672
Total fair values of derivative instruments		$2,303,210	$2,220,672

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2020

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2020:

	Net Realized Gain (Loss) on Derivatives

	Purchased Option	Written Option
Derivatives	Contracts*	Contracts	Total
Equity Contracts	$197,402	$131,305	$328,707
Total	$197,402	$131,305	$328,707

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives

	Purchased Option	Written Option
Derivatives	Contracts**	Contracts	Total
Equity Contracts	$(310,522)	$(671,583)	$(982,105)
Total	$(310,522)	$(671,583)	$(982,105)

*	The amounts disclosed are included in the realized gain (loss) on investments.
**	The amounts disclosed are included in the change in unrealized appreciation (depreciation) on investments.

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with Oakhurst Advisors, LLC (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reduce its management fees and/or absorb expenses of the Fund to ensure that total annual operating expenses after fee waiver and/or expense reimbursement (excluding any front-end or contingent deferred loads, Rule 12b-1 fees – Advisor Class (See Note 5), shareholder servicing plan fees (See Note 5), taxes, leverage/borrowing interest (including interest incurred in connection with bank and custody overdrafts), interest expense, dividends paid on short sales, brokerage and other transaction expenses, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses, including but not limited to litigation expenses and judgements and indemnification expenses) do not exceed 1.50% of each class’ average daily net asset value. As of April 30, 2020, Advisor Class shares are not available. Fees waived and reimbursed expenses are subject to possible recoupment from the Fund in future years on a rolling three year basis (i.e. within 36 months after the fees have been waived or reimbursed) not to exceed the expense limitation in place at the time such amounts were waived or reimbursed. The Operating Expenses Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus and subject thereafter to termination at any time upon 60 days written notice and approval by the Trust’s Board and the Adviser. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
4/30/2021	$130,844
4/30/2022	144,414
4/30/2023	112,979

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2020

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the chief compliance officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the year ended April 30, 2020 are disclosed in the Statement of Operations.

During the period May 1, 2019 through March 31, 2020, Quasar Distributors, LLC (“Quasar”), an affiliate of the Administrator, served as the Fund’s distributor and principal underwriter in the continuous public offering of the Fund’s shares before being acquired by Foreside Financial Group, LLC (“Foreside”). A Trustee of the Trust also was an interested person of Quasar during that period. Effective March 31, 2020, Foreside acquired Quasar, the Fund’s Distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The same Trustee as disclosed above remains an affiliate with Fund Services and the Custodian.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the year ended April 30, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax period since the commencement of operations.

At April 30, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax cost of investments	$32,219,454
Unrealized appreciation	$555,604
Unrealized depreciation	(1,340,873)
Net unrealized depreciation	(785,269)
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Distributable earnings	—
Other accumulated loss	(334,554)
Total accumulated deficit	$(1,119,823)

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2020

As of April 30, 2020, the Fund had a long-term capital loss carryover of $194,557, which will be permitted to be carried over an unlimited period.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable period subsequent to October 31 and December 31, respectively. For the taxable year ended April 30, 2020, the Fund does not plan to defer any qualified late year losses.

Distributions to Shareholders – The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

For the year ended April 30, 2020, the following table shows the reclassifications made related to permanent tax adjustments due to net operating losses:

Accumulated
Deficit	Paid-in Capital
$44,384	$(44,384)

The tax character of distributions paid for the years ended April 30, 2019 and 2020 were as follows:

			Total
	Ordinary	Long-Term	Distributions
	Income*	Capital Gain	Paid
4/30/2020	$—	$732,410	$732,410
4/30/2019	—	335,492	335,492

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) for the Advisor Class. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% average daily net assets of the Advisor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. As of April 30, 2020, Advisor Class shares are not available.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets in the Institutional Class and the Advisor Class. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2020

for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. As of April 30, 2020, Advisor Class shares are not available. During the year ended April 30, 2020, the Fund incurred expenses of $24,778 pursuant to the Agreement.

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended April 30, 2020, were as follows:

	Purchases	Sales
U.S. Government	$16,676,415	$1,122,083
Other	$18,236,756	$25,816,930

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 2020, National Financial Services, for the benefit of its customers, owned 98.71% of the outstanding shares of the Fund.

8.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Interactive Brokers is the prime broker for exchange traded derivatives. Refer to Note 2 M. for further derivative disclosure.

		Gross	Net Amounts	Gross Amounts not
	Gross	Amounts	Presented	offset in the Statement
	Amounts of	Offset in the	in the	of Assets and Liabilities
	Recognized	Statement of	Statement		Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged*	Amount
Liabilities:
Description
Written Option Contracts	$2,220,672	$—	$2,220,672	$—	$2,220,672	$—
	$2,220,672	$—	$2,220,672	$—	$2,220,672	$—

*	In some instances, the actual collateral pledged/received may be more than the amount shown.

OAKHURST STRATEGIC DEFINED RISK FUND

Notes to the Financial Statements – Continued
April 30, 2020

9.  COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain.  The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.  The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

10.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Fund’s financial statements and notes to the financial statements.

OAKHURST STRATEGIC DEFINED RISK FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders of Oakhurst Strategic Defined Risk Fund and
Board of Trustees of Series Portfolios Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and written options, of Oakhurst Strategic Defined Risk Fund (the “Fund”), a series of Series Portfolios Trust, as of April 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three periods in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2017.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
June 25, 2020

OAKHURST STRATEGIC DEFINED RISK FUND

Additional Information (Unaudited)
April 30, 2020

TRUSTEES AND EXECUTIVE OFFICERS

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Independent Trustees of the Trust(1)

Koji Felton	Trustee	Indefinite	Counsel, Kohlberg	1	Independent
(born 1961)		Term;	Kravis Roberts & Co. L.P.		Trustee, Listed
		Since	(2013 – 2015).		Funds Trust
		September			(Since 2019).
2015.

Debra McGinty-Poteet	Trustee	Indefinite	Retired.	1	Independent
(born 1956)		Term;			Trustee, First
		Since			Western Funds
		September			Trust (Since
		2015.			May 2015).

Daniel B. Willey	Trustee	Indefinite	Retired. Chief Compliance	1	None
(born 1955)		Term;	Officer, United Nations
		Since	Joint Staff Pension Fund
		September	(2009 – 2017).
2015.

Interested Trustee
Dana L. Armour(3)	Chair,	Indefinite	Senior Vice President,	1	None
(born 1968)	Trustee	Term;	U.S. Bank (since 1988).
Since
September
2015.

OAKHURST STRATEGIC DEFINED RISK FUND

Additional Information (Unaudited) – Continued
April 30, 2020

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years

Officers of the Trust

Ryan L. Roell	President	Indefinite	Assistant Vice	Not	Not
(born 1973)	and Principal	Term;	President, U.S. Bank	Applicable	Applicable
	Executive	Since	Global Fund Services
	Officer	July	(since 2005).
2019.

Cullen O. Small	Vice	Indefinite	Vice President,	Not	Not
(born 1987)	President,	Term;	U.S. Bank Global Fund	Applicable	Applicable
	Treasurer	Since	Services (since 2010).
	and Principal	January
	Financial	2019.
Officer

Donna Barrette	Vice	Indefinite	Senior Vice President,	Not	Not
(born 1966)	President,	Term;	and Compliance	Applicable	Applicable
	Chief	Since	Officer, U.S. Bank
	Compliance	November	Global Fund Services
	Officer and	2019.	(since 2004).
Anti-Money
Laundering
Officer

Adam W. Smith	Secretary	Indefinite	Vice President,	Not	Not
(born 1981)		Term;	U.S. Bank Global Fund	Applicable	Applicable
		Since	Services (since 2012).
June
2019.

Hailey S. Glaser	Assistant	Indefinite	Assistant Vice President,	Not	Not
(born 1989)	Treasurer	Term;	U.S. Bank Global Fund	Applicable	Applicable
		Since	Services, (since 2015);
		July	Audit Senior, Deloitte &
		2019.	Touche LP (2012 – 2015).

OAKHURST STRATEGIC DEFINED RISK FUND

Additional Information (Unaudited) – Continued
April 30, 2020

Number of
Portfolios
				in Fund	Other
	Positions	Term of Office		Complex(2)	Directorships
Name and	with	and Length of	Principal Occupations	Overseen	Held During
Year of Birth	the Trust	Time Served	During Past Five Years	by Trustees	Past Five Years
Kristen M. Pierson	Assistant	Indefinite	Assistant Vice	Not	Not
(born 1979)	Treasurer	Term;	President, U.S. Bank	Applicable	Applicable
		Since	Global Fund Services
		July	(since 2017); Lead
		2019.	Fund Accountant,
UMB Fund Services,
Inc. (2006 – 2017).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of April 30, 2020, the Trust was comprised of 8 portfolios (including the Fund) managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series within the Trust.

(3)
Ms. Armour, as a result of her employment with U.S. Bank Global Fund Services, which acts as transfer agent, administrator, and fund accountant to the Trust, is considered to be an “interested person” of the Trust, as defined by the 1940 Act.

OAKHURST STRATEGIC DEFINED RISK FUND

Additional Information (Unaudited) – Continued
April 30, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT (beginning with filings after March 31, 2020), which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-844-625-4778.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-625-4778. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling 1-844-625-4778, or on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the year ended April 30, 2020, certain dividends paid by the Fund may be reported as qualified dividend income (QDI) and may be eligible for taxation at capital gains rates. The percentage of dividends declared from ordinary income designated as QDI was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period April 30, 2020 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(c) was 0.00%.

OAKHURST STRATEGIC DEFINED RISK FUND

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

INVESTMENT ADVISER
Oakhurst Advisors, LLC
1875 Century Park East, Suite 960
Los Angeles, CA 90067

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20001

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-844-625-4778.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

File:  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Debra McGinty-Poteet is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations. There were no “other services” provided by the principal accountant.  For the fiscal years ended April 30, 2020 and April 30, 2019, the Fund’s principal accountant was Cohen & Company, Ltd.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 4/30/2020	FYE 4/30/2019
Audit Fees	$15,000	$13,500
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 4/30/2020	FYE 4/30/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last fiscal year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2020	FYE 4/30/2019
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title)*   /s/ Ryan Roell
Ryan Roell, President

Date  6/30/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Ryan Roell
Ryan Roell, President

Date  6/30/2020

By (Signature and Title)*   /s/ Cullen Small
   Cullen Small, Treasurer

Date  6/30/2020